--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:                                               January 22, 1997

We welcome this opportunity to provide you with information about Hyperion 2002 Term Trust, Inc. (the 'Trust') for its semi-annual period ended November 30, 1996 and to share our outlook for the rest of the Trust's fiscal year. The Trust's shares are traded on the New York Stock Exchange ('NYSE') under the symbol 'HTB'.

DESCRIPTION OF THE TRUST

The Trust is a closed-end investment company whose investment objectives are to attempt to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ('MBS') issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch Investors Service, L.P.)

MARKET ENVIRONMENT

The fixed income market continues to be volatile in reaction to short-term changes in economic activity. In September, the market began a decline in interest rates which resulted in a 100 basis point decrease, only to increase by 50 basis points in December. The cause of the volatility in interest rates is the large variable swings in quarter to quarter economic activity. Economic growth, recorded at 4.7% in the second quarter, fell to 2.1% in the third quarter, only to rebound back to a projected 4.0% in the fourth quarter. The market's perception of the correlation of economic growth and its impact on inflation and monetary policy is the primary cause of the large swings in interest rates.

Over the long-term, we foresee a stable to lower interest rate environment in the fixed income securities market. Our outlook includes continued improvements in fiscal policy in reducing the budget deficit, favorable demographic trends that should lead to increased savings and a reduction in economic activity, and favorable global inflationary trends especially in Europe where monetary union should keep inflation in check. The fixed income market should do reasonably well under the slow economic growth and low inflation conditions we see ahead.

PORTFOLIO STRATEGY

The Trust continues to be managed toward its objectives with a focus on optimizing cash flow stability and minimizing prepayment risk in MBS. The portfolio remains invested in discount MBS and well-structured collateralized mortgage obligations. Price volatility for these mortgage securities is partly a function of their prepayment exposure. This exposure is minimized through the structural protection of prepayment lockouts, which are periods in which the borrower will typically find it uneconomical to refinance based upon pre-agreed penalties for refinancing.

Given the strong performance of Planned Amortization Class Interest Only Securities ('PAC IOs') over the first half of 1996 and due to our concerns for their continued positive performance we eliminated the PAC

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR (CONTINUED)

--------------------------------------------------------------------------------

IO position in the portfolio over the summer. Proceeds were reinvested into AAA commercial MBS.

The Trust's total return for the six month period ending November 30, 1996 was 11.63%. Total investment return is computed based upon the change in Net Asset Value of the Trust's shares and includes reinvestment of dividends. The current monthly dividend the Trust pays its shareholders is $0.04375 per share. The current yield of 7.24% on shares of the Trust is based on the NYSE closing price of $7.25 on November 29, 1996.

The Trust, inclusive of leverage, is currently managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of approximately 8 years with the core assets having a duration of 5.7 years. The dollar weighted average maturity of the securities in the portfolio is approximately 9 years.

The chart that follows shows the allocation of the Trust's holdings by asset category on November 30, 1996.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR (CONCLUDED)

--------------------------------------------------------------------------------

                         HYPERION 2002 TERM TRUST, INC.
               PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1996*

                              [PASTE UP PIE CHART]



Collateralized Mortgage Obligations                   34.9%
U.S. Government Agency Collateralized
  Mortgage Obligations                                32.4%
U.S. Government Agency Pass-Through Certificates      14.7%
Municipal Zero Coupon Securities                       8.2%
U.S. Treasury Obligations                              7.3%
Asset-Backed Securities                                2.3%
Repurchase Agreement                                   0.2%


                    *As a percentage of total investments.


CONCLUSION

We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,


KENNETH C. WEISS

Chairman,
Hyperion 2002 Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.


LOUIS C. LUCIDO

President,
Hyperion 2002 Term Trust, Inc.
Managing Director and Chief Operating Officer,
Hyperion Capital Management, Inc.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS

November 30, 1996 (unaudited)
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--79.1%

U.S. GOVERNMENT AGENCY PASS-THROUGH
  CERTIFICATES--21.4%

Federal Home Loan Mortgage
  Corporation                  6.50%     01/01/24       $  39,923  $ 38,763,084
                               6.78      11/01/03           6,000     6,136,650
                                                                   ------------
                                                                     44,899,734
                                                                   ------------
Federal National Mortgage
  Association                  6.50      08/01/25           9,433     9,144,393
                               8.00      11/01/24          11,257    11,569,544
                                                                   ------------
                                                                     20,713,937
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES
  (Cost - $64,491,405 )                                              65,613,671
                                                                   ------------

U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (REMICS)--47.1%
Federal Home Loan Mortgage
  Corporation
  Series 1628, Class KC        6.25      05/15/09          10,075     9,679,793
  Series 1727, Class G,
    PAC                        6.50      02/15/23          27,000@   26,542,485
  Series 1694, Class PQ,
    PAC                        6.50      09/15/23          20,000@   19,701,480
  Series 1725, Class B         7.00      10/15/20           7,364     7,311,318
  Series 32, Class C, PAC      9.50      03/15/20           9,805@   10,717,345
  Series 158, Class E, PAC     9.50      05/15/21          14,800@   16,760,393
                                                                   ------------
                                                                     90,712,814
                                                                   ------------
Federal National Mortgage
  Association
  Series 1994-56, Class H,

    PAC                        6.00      07/25/22          20,000@   19,006,140
  Series 1994-10, Class H,
    PAC                        6.50      08/25/22           3,000     2,945,169
  Series 1989-20, Class A,
    PAC                        6.75      04/25/18           8,535     8,465,925
  Series 1994-79, Class B      7.00      12/25/19          23,100@   22,904,435
                                                                   ------------
                                                                     53,321,669
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (REMICS)
  (Cost - $136,646,487)                                             144,034,483
                                                                   ------------
U.S. TREASURY OBLIGATIONS--10.6%
  U.S. Treasury Notes          6.00      08/15/99           3,904     3,932,062
                               6.25      10/31/01           4,494     4,563,518
                               6.50      05/31/01          18,000@   18,452,808
                               6.50      10/15/06           1,110     1,143,300
                               7.50      02/15/05           4,000@    4,366,876
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost - $31,439,801)                                               32,458,564
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost - $232,577,693)                                             242,106,718
                                                                   ------------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)

November 30, 1996 (unaudited)
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)
--------------------------------------------------------------------------------
ASSET BACKED SECURITY--3.4%
Prime Credit Card Master Trust
  Series 1992-2, Class A2
  (Cost - $9,976,562)         7.45%      11/15/02       $  10,000  $ 10,367,970
                                                                   ------------
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)--50.7%
DLJ Mortgage Acceptance

  Corporation
  Series 1996-CF2, Class
    A1B                        7.29      11/12/21           3,000(a)  3,095,976
  Series 1996-CF1, Class
    A1B                        7.58      03/13/28           6,000(a)  6,252,186
                                                                   ------------
                                                                      9,348,162
                                                                   ------------
GE Capital Mortgage
  Services, Inc.
  Series 1994-3, Class A12     6.50      01/25/24          15,719    15,009,078
  Series 1996-4, Class A5      7.00      03/25/26          15,621    15,344,347
  Series 1996-8, Class 1A6     7.25      05/25/26          15,400    15,384,837
  Series 1996-11, Class A5     7.50      07/25/26           8,183     8,308,285
                                                                   ------------
                                                                     54,046,547
                                                                   ------------
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1996-C2, Class A2     6.82      11/21/28           5,587     5,674,325
  Series 1995-C3, Class A3     7.09+     12/26/25           7,500     7,597,268
                                                                   ------------
                                                                     13,271,593
                                                                   ------------
Residential Funding
  Mortgage Securities I,
  Inc.
  Series 1994-S9, Class A8     6.50      03/25/24          28,660    27,233,919
  Series 1996-S7, Class
    A12                        7.00      03/25/26          16,184    15,878,930
  Series 1996-S9, Class A7     7.25      04/25/26           4,975     4,969,939
  Series 1996-S14, Class
    A4                         7.50      05/25/26          10,083    10,244,450
                                                                   ------------
                                                                     58,327,238
                                                                   ------------
Structured Asset
  Securities Corporation
  Series 1992-M1, Class A2     7.05      11/25/07          20,000    20,345,320
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)
  (Cost - $151,850,419)                                             155,338,860
                                                                   ------------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)


November 30, 1996 (unaudited)
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)
--------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES--12.0%
MASSACHUSETTS--3.5%
  Massachusetts State
    Series B, FGIC            (b)        06/01/02       $   5,000  $  3,913,505
    Series B, AMBAC           (b)        08/01/02           8,830     6,860,186
                                                                   ------------
                                                                     10,773,691
                                                                   ------------
PENNSYLVANIA--2.9%
  Pittsburgh Pennsylvania, Water & Sewer Authority
    Series A, Revenue
      Bond, FGIC              (b)        09/01/03          12,000     8,738,772
                                                                   ------------
TEXAS--3.5%
  San Antonio Texas,
    Electric & Gas
    Revenue Bonds, AMBAC      (b)        02/01/03           7,500     5,613,360
    Series B, Revenue
      Bonds, FGIC             (b)        02/01/04           7,000     4,963,980
                                                                   ------------
                                                                     10,577,340
                                                                   ------------
UTAH--2.1%
  Intermountain Power
    Agency Utah, Power
    Supply Series B,
    Revenue Bonds, AMBAC      (b)        07/01/02           8,490     6,566,498
                                                                   ------------
TOTAL MUNICIPAL ZERO
  COUPON SECURITIES
  (Cost - $33,405,085)                                               36,656,301
                                                                   ------------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)


November 30, 1996 (unaudited)
                                                        Principal     Market
                                                         Amount       Value
                                                         (000s)      (Note 2)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.2%
Dated 11/29/96, with State Street Bank and Trust
  Company, 5.00%, due 12/2/96; proceeds: $648,270;
  collateralized by $650,000 U.S. Treasury Note,
  6.125%, due 3/31/98, value: $661,437
  (Cost - $648,000)                                     $     648    $    648,000
                                                                     ------------
---------------------------------------------------------------------------------
TOTAL INVESTMENTS--145.4%
  (Cost - $428,457,759)                                              $445,117,849
LIABILITIES IN EXCESS OF OTHER ASSETS--(45.4%)                       (138,923,903)
                                                                     ------------

NET ASSETS--100.0%                                                   $306,193,946
                                                                     ------------
                                                                     ------------
---------------------------------------------------------------------------------

 REMIC  Real Estate Mortgage Investment Conduit
   PAC  Planned Amortization Class--Security principal payments are within a predetermined range
     @  Portion of or entire principal amount delivered as collateral for reverse repurchase agreements (Note 5)
   (a)  Private Placement
     +  Variable Rate Security: Coupon rate was rate in effect at November 30, 1996
  FGIC  Financial Guaranty Insurance Company
   (b)  Zero Coupon Bonds
 AMBAC  American Municipal Bond Assurance Corporation






--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
SECURITIES SOLD SHORT
November 30, 1996 (unaudited)
--------------------------------------------------------------------------------

                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATION
U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES
Federal National Mortgage
  Association                 8.00 %     12/01/26       $  10,000  $ 10,278,100
                                                                   ------------
-------------------------------------------------------------------------------

TOTAL SECURITIES SOLD SHORT
(PROCEEDS--$10,180,469)                                            $ 10,278,100
                                                                   ------------
-------------------------------------------------------------------------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
November 30, 1996 (unaudited)

--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $428,457,759) (Note 2).............   $445,117,849
Cash...........................................................            458
Receivable for investments sold................................     10,202,691
Interest receivable............................................      3,335,562
Prepaid expenses and other assets..............................         19,474
Deferred organization expenses (Note 2)........................          7,370
                                                                  ------------
          Total assets.........................................    458,683,404
                                                                  ------------


LIABILITIES:
Reverse repurchase agreements (Note 5).........................    131,792,000
Securities sold short, at value (proceeds $10,180,469)
  (Note 2).....................................................     10,278,100
Payable for investments purchased..............................      9,651,404
Dividend payable...............................................        206,633
Payable for Trust shares repurchased...........................        193,842
Investment advisory fee payable (Note 3).......................        124,535
Accrued expenses and other liabilities.........................         96,306
Interest payable for reverse repurchase agreements (Note 5)....         87,335
Administration fee payable (Note 3)............................         37,081
Interest payable for short sale................................         22,222
Contingencies (Notes 8 and 9)..................................
                                                                  ------------
          Total liabilities....................................    152,489,458
                                                                  ------------

NET ASSETS (equivalent to $8.59 per share based on 35,665,039 shares
  outstanding).................................................   $306,193,946
                                                                  ------------
                                                                  ------------

COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 6).................................   $    356,650
Additional paid-in capital.....................................    335,429,691
Undistributed net investment income............................      4,867,828
Accumulated net realized losses................................    (51,022,682)
Net unrealized appreciation....................................     16,562,459
                                                                  ------------
Net assets applicable to capital stock outstanding.............   $306,193,946
                                                                  ------------
                                                                  ------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended November 30, 1996 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 2):
  Interest.......................................................   $15,659,174
                                                                    -----------

EXPENSES:
  Investment advisory fee (Note 3)...............................       732,790
  Administration fee (Note 3)....................................       219,739
  Insurance......................................................        96,011
  Reports to shareholders........................................        44,078
  Custodian......................................................        40,432
  Audit and tax services.........................................        29,770
  Legal..........................................................        27,948
  Directors' fees................................................        22,894
  Registration...................................................        16,561
  Transfer agency................................................        13,575
  Amortization of organization expenses (Note 2).................         4,026
  Miscellaneous..................................................        16,960
                                                                    -----------
     Total operating expenses....................................     1,264,784
          Interest expense (Note 5)..............................     3,503,430
                                                                    -----------
          Total expenses.........................................     4,768,214
                                                                    -----------
  Net investment income..........................................    10,890,960
                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENT TRANSACTIONS
  (Note 2):
Net realized loss on:
  Investment transactions........................................    (4,643,956)
                                                                    -----------
Net change in unrealized appreciation on:
  Investments....................................................    24,634,756
                                                                    -----------
Net realized and unrealized gain on investment transactions......    19,990,800
                                                                    -----------
Net increase in net assets resulting from operations.............   $30,881,760
                                                                    -----------
                                                                    -----------

---------------

See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                         For the
                                                        Six Months
                                                          Ended          For the Year
                                                       November 30,         Ended
                                                           1996            May 31,
                                                       (unaudited)           1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income...........................     $   10,890,960    $ 20,944,262
  Net realized losses on investment, short sale,
     futures and written option transactions......         (4,643,956)     (7,926,733)
  Net change in unrealized appreciation
     (depreciation) on investment and futures
     transactions.................................         24,634,756     (11,392,256)
                                                     ----------------    ------------
  Net increase in net assets resulting from
     operations...................................         30,881,760       1,625,273
                                                     ----------------    ------------

DIVIDENDS TO SHAREHOLDERS (Note 2):
  Net investment income...........................         (9,407,360)    (19,066,488)
                                                     ----------------    ------------

CAPITAL STOCK TRANSACTIONS (Note 6):
  Cost of Trust shares repurchased and retired....         (1,315,086)       (607,497)
                                                     ----------------    ------------
          Total increase (decrease) in net
            assets................................         20,159,314     (18,048,712)

NET ASSETS:
Beginning of period...............................        286,034,632     304,083,344
                                                     ----------------    ------------
End of period (including undistributed net
  investment income of $4,867,828 and $3,384,228,
  respectively)...................................     $  306,193,946    $286,034,632
                                                     ----------------    ------------
                                                     ----------------    ------------


---------------
See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
STATEMENT OF CASH FLOWS
For the Six Months Ended November 30, 1996 (unaudited)

--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
Cash flows provided by operating activities:
  Interest received (excluding accretion of $996,060)..........   $ 14,067,274
  Interest expense paid........................................     (3,446,860)
  Operating expenses paid......................................     (1,141,468)
  Purchase of short-term portfolio investments, including
     options, net..............................................       (794,563)
  Purchase of long-term portfolio investments..................    (71,580,253)
  Proceeds from dispositions of long-term portfolio
     investments, short sales and principal paydowns...........     69,407,771
                                                                  ------------
  Net cash provided by operating activities....................      6,511,901
                                                                  ------------
Cash flows used for financing activities:
  Cash used to repurchase and retire Trust shares..............     (1,121,244)
  Net cash provided by reverse repurchase agreements...........      3,810,250
  Cash dividends paid..........................................     (9,200,727)
                                                                  ------------
  Net cash used for financing activities.......................     (6,511,721)
                                                                  ------------
Net increase in cash...........................................            180
Cash at beginning of period....................................            278
                                                                  ------------
Cash at end of period..........................................   $        458
                                                                  ------------
                                                                  ------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations...........   $ 30,881,760
                                                                  ------------
  Decrease in investments......................................      1,256,865
  Increase in net unrealized appreciation on investments.......    (24,634,756)
  Increase in receivable for investments sold..................    (10,202,691)
  Increase in interest receivable..............................       (620,567)
  Decrease in other assets.....................................        104,748

  Increase in payable for investments purchased................      9,651,404
  Increase in advisory/administration fees payable.............          2,563
  Increase in accrued expenses and other liabilities...........         72,575
                                                                  ------------
          Total adjustments....................................    (24,369,859)
                                                                  ------------
Net cash provided by operating activities......................   $  6,511,901
                                                                  ------------
                                                                  ------------

------------------
See notes to financial statements.

------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
FINANCIAL HIGHLIGHTS

                                          For the
                                         Six Months       For the      For the      For the     For the Period
                                           Ended           Year         Year         Year        November 2,
                                        November 30,       Ended        Ended        Ended          1992*
                                            1996          May 31,      May 31,      May 31,        through
                                        (unaudited)        1996         1995         1994        May 31, 1993

--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
    period..........................    $       7.98     $    8.46    $    8.07    $    9.05      $     9.37**
                                      ----------------  -----------  -----------  -----------  ----------------
  Net investment income.............            0.31          0.58         0.67         0.68            0.44
  Net effect of shares
    repurchased.....................            0.00          0.01         0.01         0.01            0.00
  Net realized and unrealized
    gain (loss) on investment,
    futures and written
    option transactions.............            0.56         (0.54)        0.34        (0.95)          (0.36)
                                      ----------------  -----------  -----------  -----------  ----------------
  Net increase (decrease) in net
    asset value resulting from
    operations......................            0.87          0.05         1.02        (0.26)           0.08
                                      ----------------  -----------  -----------  -----------  ----------------
  Dividends from net investment
    income..........................           (0.26)        (0.53)       (0.63)       (0.72)          (0.40)
                                      ----------------  -----------  -----------  -----------  ----------------
  Net asset value, end of period....    $       8.59     $    7.98    $    8.46    $    8.07      $     9.05
                                      ----------------  -----------  -----------  -----------  ----------------
                                      ----------------  -----------  -----------  -----------  ----------------

  Market price, end of period.......    $       7.25     $   6.875    $    7.25    $    7.25      $    9.125
                                      ----------------  -----------  -----------  -----------  ----------------
                                      ----------------  -----------  -----------  -----------  ----------------
  TOTAL INVESTMENT RETURN+..........            9.41%         2.11%        9.46%      (13.17)%         (1.18)%(1)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTARY DATA:
Net assets, end of period (000s)....    $    306,194     $ 286,035    $ 304,083    $ 291,463      $  328,672
Total operating expenses............            0.86%(2)       0.93%       0.91%        0.81%           0.80%(2)
Interest expense....................            2.39%(2)       2.47%       2.29%        1.34%           1.66%(2)
Net investment income...............            7.43%(2)       6.89%       8.50%        7.90%           8.34%(2)
Portfolio turnover rate.............              18%           64%         356%         628%            237%

------------
*          Commencement of investment operations.
**         Net of offering costs of $0.02.
+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares excludes the effects of sales loads or brokerage commissions.
(1)        Not annualized.
(2)        Annualized.

------------------
See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
November 30, 1996 (unaudited)

--------------------------------------------------------------------------------

1. THE TRUST:

Hyperion 2002 Term Trust, Inc. (the 'Trust'), which was incorporated under the laws of the State of Maryland on July 29, 1992, is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end management investment company. The Trust had no transactions until October 20, 1992, when it sold 10,639 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the 'Advisor'). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2002 and thereafter to terminate. The distribution and termination may require shareholder approval. The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ('MBS') issued or guaranteed by the U.S. Government or one of its agencies or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Moody's Investors Service, Inc.). No assurance can be given that the Trust's investment objectives will be achieved.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments -- Where market quotations are readily available, portfolio securities are valued based upon the current bid price for long positions, and the current ask price for short positions. The Trust values mortgage-backed securities ('MBS') and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Financial Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by 'marking-to-market' on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to adjust the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Options Written or Purchased -- The Trust may purchase or write options as a method of hedging

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1996 (unaudited)

--------------------------------------------------------------------------------

potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales -- The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Transactions and Investment Income -- Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes -- It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions -- The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Expenses -- A total of $40,500 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Cash Flow Information -- The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1996 (unaudited)
--------------------------------------------------------------------------------
reported as 'Cash' in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements -- The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. For the six months ended November 30, 1996, the Advisor earned $732,790 in Investment Advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the six months ended November 30, 1996, the Administrator earned $219,739 in Administration Fees.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor.

4. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the six months ended November 30, 1996 were $27,437,413 and $45,987,158, respectively. Purchases and sales of U.S. Government securities, for the six months ended November 30, 1996 were $53,794,244 and $20,356,250, respectively. For purposes of this footnote, U.S. Government securities includes securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at November 30, 1996 was substantially the same for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $16,562,459 (gross unrealized appreciation-- $17,033,810; gross unrealized depreciation-- $471,351). At May 31, 1996, the Trust had capital losses of $42,891,322, of which $30,666,463 expires in 2002, $7,809,791 expires in 2003 and $4,415,068 expires in 2004, available to offset any future capital gains. However, if the Trust terminates as expected in 2002 the capital loss carryforward must be utilized by 2002 in order for shareholders to realize a benefit.

5. BORROWINGS:

The Trust may enter into reverse repurchase agreements and dollar roll agreements with the same parties with whom it may enter into repurchase agreements. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially identical securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, the Trust sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements and dollar roll agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement or a dollar roll agreement, it establishes and maintains a segregated account with its

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1996 (unaudited)

--------------------------------------------------------------------------------


custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements and dollar roll agreements. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision.

At November 30, 1996, the Trust had the following reverse repurchase agreements outstanding:

                                         MATURITY IN
                                       ZERO TO 30 DAYS
                                       ---------------
Maturity Amount.....................    $ 131,936,095
                                       ---------------
Market Value of Assets Sold
  Under Agreements..................    $ 135,496,741
                                       ---------------
Weighted Average Interest
  Rate..............................            5.42%
                                       ---------------

The average daily balance of reverse repurchase agreements outstanding during the six months ended November 30, 1996, was approximately $128,848,466, at a weighted average interest rate of 5.42%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $147,283,250 as of June 14, 1996, which was 35.67% of total assets.

6. CAPITAL STOCK:

There are 75 million shares of $0.01 par value common stock authorized. Of the 35,665,039 shares outstanding at November 30, 1996, the Advisor owned 10,639 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 15% of the total outstanding common stock, or approximately 5.4 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

During the six months ended November 30, 1996 and the year ended May 31, 1996, the Trust repurchased totals of 180,800 and 84,500 shares of its outstanding common stock at costs of $1,315,087 and $607,497 and average discounts of approximately 14.4% and 16.2% from its net asset value, respectively. All shares repurchased either have been or will be retired.

7. FINANCIAL INSTRUMENTS:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no open futures contracts at November 30, 1996.

There was no written option activity for the six months ended November 30, 1996.

8. LITIGATION:

During the months of October and November 1993, purported class action lawsuits were instituted against the Trust and its directors, officers and underwriters by certain shareholders of the Trust in the United States District Court, Southern District of New York. The plaintiffs in those actions generally alleged that the defendants made inadequate and misleading disclosure in the registration statement and prospectus for the Trust, in particular, as such disclosure relates to the nature and risks of 'interest-only mortgage strip securities' and the Trust's investments in those instruments. A Pre-Trial Order of Consolidation dated December 27, 1993 consolidated these and other actions under the consolidated caption In re: Hyperion

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
November 30, 1996 (unaudited)

--------------------------------------------------------------------------------
Securities Litigation Master File No. 93-CIV-7179 (MBM). Pursuant to the terms of the Order of Consolidation, one consolidated amended complaint was served upon the Trust and the other defendants which superseded all other complaints previously filed. The Advisor was added as a defendant in that complaint. On April 8, 1994, the defendants moved to dismiss the consolidated complaint. Pursuant to an order dated October 3, 1994, the Court stayed all discovery in the Action except for certain limited document discovery. In November 1994, while the motion to dismiss was still pending, plaintiffs filed a second consolidated amended complaint which superseded the first amended complaint. The allegations in the second consolidated amended complaint relate to the accuracy of the defendants' representations to investors about the Trust's investment objectives, and level and adequacy of the disclosure in the prospectus for the Trust used in connection with its initial public offering. Defendants moved to dismiss the second consolidated amended complaint in December 1994. Judge Michael B. Mukasey issued an opinion and order dated July 12, 1995 dismissing the second consolidated amended complaint without leave to replead (granted 93 CIV 7179; July 18, 1995). The plaintiffs filed a motion to reargue on July 27, 1995 and Judge Mukasey denied the motion to reargue on September 6, 1995. Plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit on August 17, 1995. On October 15, 1996, a three judge panel of the Court of Appeals for the Second Circuit in a two to one vote upheld Judge Michael B. Mukasey's July 12, 1995 opinion and order dismissing with prejudice plaintiffs' second consolidated amended complaint for failure to identify any misrepresentations or misleading omissions in the registration statement and prospectus for the Trust. Appellants filed a petition for rehearing and suggestion for rehearing in banc by the entire appellate court on October 29, 1996. Please refer to Note 9 for further information.

Pursuant to the Underwriting Agreement between the Trust and its underwriters, the Trust and the Advisor have jointly and severally agreed to indemnify the underwriters for their liabilities, losses and costs directly related to certain contents of the prospectus and registration statement of the Trust. The underwriters have provided notification to the Trust and the Investment Advisor that they intend to exercise their rights of indemnification in the event that they are subject to liabilities, costs or losses that are covered by the indemnity. In addition, pursuant to the Investment Advisory Agreement between the Trust and the Advisor, the Advisor is indemnified for all of its liabilities, losses and costs in connection with any matter involving the Trust, except for actions relating to the gross negligence, willful malfeasance or fraud of the Advisor. In addition, the Trust's Articles of Incorporation provide for the indemnification of its Directors. The Trust's Directors and Advisor have also notified the Trust of their intention to seek indemnification. The Trust has incurred litigation expenses for the six month period ended November 30, 1996 to the indemnified parties noted above, based upon amounts which are deemed reimbursable in accordance with the indemnification provisions. Pursuant to these indemnification provisions, the Trust reimbursed $8,094 of litigation expenses to the Advisor during the six month period ended November 30, 1996. This amount was previously advanced by the Advisor on behalf of the Trust, its directors, certain of its officers and underwriters. The Trust has included these amounts in legal fees. The ultimate outcome of this litigation is not presently determinable. Please refer to Note 9 for further information.

9. SUBSEQUENT EVENTS:

The Trust's Board of Directors declared the following regular monthly dividends:

 DIVIDEND      RECORD      PAYABLE
PER SHARE       DATE         DATE
---------     --------     --------
$0.04375      12/16/96     12/26/96

$0.04375      01/20/97     01/30/97

On January 7, 1997, the Court of Appeals for the Second Circuit denied the appellants' petition for rehearing in banc and suggestion for rehearing. Please refer to Note 8 for further information.

--------------------------------------------------------------------------------

                                 PROXY RESULTS

--------------------------------------------------------------------------------

During the six month period ended November 30, 1996, Hyperion 2002 Term Trust, Inc. shareholders voted on the following proposals at a shareholders' meeting on October 15, 1996. The description of each proposal and number of shares voted are as follows:

                                                                         SHARES VOTED      SHARES VOTED
                                                                             FOR         WITHOUT AUTHORITY
----------------------------------------------------------------------------------------------------------
1.    To elect to the Trust's Board of
      Directors:                               Harry E. Petersen, Jr.     33,698,973          774,423
                                                  Leo M. Walsh, Jr.       33,719,850          753,546
----------------------------------------------------------------------------------------------------------


                                                                         SHARES VOTED      SHARES VOTED
                                                  SHARES VOTED FOR         AGAINST            ABSTAIN
----------------------------------------------------------------------------------------------------------
2.    To select Price Waterhouse LLP as the
      Trust's independent accountants:               33,471,005              363,282          639,109
2.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)


--------------------------------------------------------------------------------

                                                                          NET REALIZED AND
                                                                     UNREALIZED GAINS (LOSSES)
                                       NET INVESTMENT                  ON INVESTMENTS, SHORT
                                           INCOME                        SALES, FUTURES AND
                                      -----------------             WRITTEN OPTION TRANSACTIONS
                            TOTAL                  PER                -----------------------
QUARTERLY PERIOD            INCOME      AMOUNT    SHARE           AMOUNT                  PER SHARE
-----------------------------------------------------------------------------------------------------------
November 2, 1992*
 to November 30, 1992     $1,811,843  $1,533,358  $0.04        $          737,934           $ 0.03

December 1, 1992
 to February 28, 1993      9,122,966   7,032,751   0.19                (3,681,008)           (0.10)

March 1, 1993
 to May 31, 1993           9,872,116   7,502,266   0.21               (10,302,260)           (0.29)

June 1, 1993
 to August 31, 1993        7,900,285   5,891,890   0.17                (7,056,496)           (0.19)

September 1, 1993
 to November 30, 1993      7,647,909   6,287,067   0.17               (14,250,814)           (0.40)

December 1, 1993
 to February 28, 1994      7,304,356   5,779,371   0.16                (3,697,312)           (0.10)

March 1, 1994
 to May 31, 1994           8,257,401   6,489,914   0.18                (9,318,373)           (0.26)

June 1, 1994
 to August 31, 1994        8,111,892   6,080,085   0.17                (4,477,491)           (0.12)

September 1, 1994
 to November 30, 1994      8,953,967   6,721,015   0.19               (12,361,939)           (0.34)

December 1, 1994
 to February 28, 1995      8,177,423   5,855,585   0.16                11,776,995             0.32

March 1, 1995
 to May 31, 1995           7,992,242   5,503,840   0.15                17,498,730             0.49

June 1, 1995
 to August 31, 1995        7,720,721   5,165,495   0.15                (1,657,645)           (0.05)

September 1, 1995
 to November 30, 1995      7,757,245   5,135,530   0.14                 8,211,190             0.23

December 1, 1995

 to February 29, 1996      7,967,548   5,119,151   0.14                (7,838,546)           (0.22)

March 1, 1996
 to May 31, 1996           7,830,152   5,524,086   0.15               (18,033,989)           (0.50)

June 1, 1996
 to August 31, 1996        7,973,437   5,540,861   0.15                   904,649             0.03

September 1, 1996
 to November 30, 1996      7,685,737   5,350,099   0.16                19,086,151             0.53

* Commencement of investment operations.


                               NET INCREASE
                            (DECREASE) IN NET
                             ASSETS RESULTING       DIVIDENDS AND
                             FROM OPERATIONS        DISTRIBUTIONS
                           --------------------  -------------------  SHARE PRICE
                                          PER                  PER    ------------
QUARTERLY PERIOD              AMOUNT     SHARE     AMOUNT     SHARE   HIGH    LOW
-----------------------------------------------------------------------------------------
November 2, 1992*
 to November 30, 1992      $   2,271,292 $ 0.07  $        --  $   --  $10 1/8  $10

December 1, 1992
 to February 28, 1993          3,351,743   0.09     7,265,759   0.20   10 1/8    9 1/2

March 1, 1993
 to May 31, 1993              (2,799,994)  (0.08)   7,265,759   0.20   10 1/8    8 7/8

June 1, 1993
 to August 31, 1993           (1,164,606)  (0.02)   7,265,759   0.20    9 7/8    8 1/4

September 1, 1993
 to November 30, 1993         (7,963,747)  (0.23)   6,655,302   0.18    9 3/8    7 1/2

December 1, 1993
 to February 28, 1994          2,082,059   0.06     6,200,403   0.17    8        7 3/8

March 1, 1994
 to May 31, 1994              (2,828,459)  (0.08)   5,876,469   0.17    7 5/8    7

June 1, 1994
 to August 31, 1994            1,602,594   0.05     5,863,752   0.17    7 3/8    6 3/4

September 1, 1994
 to November 30, 1994         (5,640,924)  (0.15)   5,848,698   0.16    7 1/8    6 1/4

December 1, 1994
 to February 28, 1995         17,632,580   0.48     5,539,380   0.15    7        6 1/2


March 1, 1995
 to May 31, 1995              23,002,570   0.64     5,389,408   0.15    7 3/8    6 3/4

June 1, 1995
 to August 31, 1995            3,507,850   0.10     4,939,722   0.14    7 5/8    6 3/4

September 1, 1995
 to November 30, 1995         13,346,720   0.37     4,713,040   0.13    7 3/8    7

December 1, 1995
 to February 29, 1996         (2,719,395)  (0.08)   4,708,389   0.13    7 1/2    7 1/8

March 1, 1996
 to May 31, 1996             (12,509,903)  (0.34)   4,705,337   0.13    7 3/8    6 5/8

June 1, 1996
 to August 31, 1996            6,445,510   0.18    4,704,739    0.13    7 1/8    6 3/4

September 1, 1996
 to November 30, 1996         24,436,250   0.69    4,702,621    0.13    7 3/8    6 3/4

* Commencement of investment operations.

--------------------------------------------------------------------------------

INVESTMENT ADVISOR AND ADMINISTRATOR
HYPERION CAPITAL MANAGEMENT, INC.
520 Madison Avenue
New York, New York 10022-4213
FOR GENERAL INFORMATION ABOUT THE TRUST:
(800) HYPERION

TRANSFER AGENT
BOSTON EQUISERVE L.P.
Investor Relations Department
P.O. Box 8200
Boston, Massachusetts 02266-8200
FOR SHAREHOLDER SERVICES:
(800) 426-5523

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
GIBSON DUNN & CRUTCHER LLP
1050 Connecticut Avenue, N.W.

Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

     A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

     There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

     A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

     If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

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------------------------------------------------------

OFFICERS & DIRECTORS

------------------------------------------------------

Kenneth C. Weiss
Chairman

Lewis S. Ranieri
Director

Garth Marston*
Director

Rodman L. Drake*
Director

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary

Louis C. Lucido
President

Clifford E. Lai
Senior Vice President

Joseph W. Sullivan
Treasurer

* Audit Committee Members

------------------------------------------------------
                      HYPERION

               Capital Management, Inc.

------------------------------------------------------

The accompanying financial statements as of November 30, 1996 were not audited and, accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                         HYPERION 2002 TERM TRUST, INC.

                               520 Madison Avenue
                               New York, NY 10022



                               SEMI-ANNUAL REPORT

                               NOVEMBER 30, 1996